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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): November 9, 2004
                                 ______________

                     InterDigital Communications Corporation
             (Exact name of registrant as specified in its charter)



       Pennsylvania                      1-11152                  23-1882087
(State or other jurisdiction     (Commission File Number)      (IRS Employer
       of incorporation)                                    Identification No.)




781 Third Avenue, King of Prussia, PA                           19406-1409
(Address of Principal Executive Offices)                        (Zip Code)


        Registrant's telephone number, including area code: 610-878-7800

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Item 2.02.        Results of Operations and Financial Condition.

(a) On November 9, 2004, InterDigital Communications Corporation issued a press release announcing its results of operations and financial condition for the quarter ended September 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1.


Item 9.01.        Financial Statements and Exhibits.

(c)      Exhibits

         99.1     Press release dated November 9, 2004.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                             INTERDIGITAL COMMUNICATIONS CORPORATION


                             By: /s/ R.J. Fagan
                                 -------------------------------
                                 Richard J. Fagan
                                 Chief Financial Officer



Dated:  November 9, 2004

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                                  EXHIBIT INDEX



Exhibit No.                      Description
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     99.1                        Press release dated November 9, 2004